                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  April 20, 1999
                                        --------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



             1-6157                                     36-1208070
             ------                                     ----------
    (Commission File Number)               (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                  60661
-----------------------------------------                  -----
 (Address of principal executive offices)               (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.     Other Events

On April 20, 1999, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ended March 31, 1999. A copy of the press release is attached.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

99    Heller Financial, Inc. - Press Release




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 20, 1999
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                                           HELLER FINANCIAL, INC.



                                           By:    /s/ Lauralee E. Martin
                                                  ----------------------
                                                  Lauralee E. Martin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX


Exhibit                                                          Sequentially
Number                                                           Numbered Pages
------                                                           --------------

99          Heller Financial, Inc. - Press Release               4-11

                                       3